UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

              ____________________________________________________

                                   FORM 8 K/A
                                 AMENDMENT NO. 1


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  February 24, 2004



                           THE JACKSON RIVERS COMPANY
              (Exact name of registrant as specified in its charter)



                                     FLORIDA
         (State or other jurisdiction of incorporation or organization)


             333 70932                                    65 1102865
      (Commission File Number)                 (IRS Employer Identification No.)

27 RADIO CIRCLE DRIVE, MOUNT KISCO, NEW                      10549
               YORK                                        (Zip Code)
    (principal executive offices)



                                 (619) 615 4242
              (Registrant's telephone number, including area code)


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ITEM  5.  OTHER  EVENTS.

THIS CURRENT REPORT ON FORM 8 K/A CONTAINS STATEMENTS REGARDING THE COMPANY'S INTENTION, BELIEFS, EXPECTATIONS, OR PREDICTIONS, WHICH CONSTITUTE
FORWARD LOOKING STATEMENTS. FORWARD LOOKING STATEMENTS AND STATEMENTS OF EXPECTATIONS, PLANS AND INTENT ARE SUBJECT TO A NUMBER OF RISKS AND UNCERTAINTIES. ACTUAL RESULTS IN THE FUTURE COULD DIFFER MATERIALLY FROM THOSE DESCRIBED IN THE FORWARD LOOKING STATEMENTS, AS A RESULT, AMONG OTHER THINGS, OF CHANGES IN TECHNOLOGY, CUSTOMER REQUIREMENTS AND NEEDS. WE UNDERTAKE NO OBLIGATION TO RELEASE PUBLICLY THE RESULTS OF ANY REVISIONS TO THESE
FORWARD LOOKING STATEMENTS THAT MAY BE MADE TO REFLECT ANY FUTURE EVENTS OR CIRCUMSTANCES.

     On February 24, 2004, The Jackson Rivers Company, Inc. (the "Registrant") and Jackson Rivers Technologies, Inc., a Nevada corporation and a wholly owned subsidiary of the Registrant, entered into an Amended LLC Interest Purchase Agreement with Multitrade Technologies LLC, a New York limited liability company ("MTT") and Joseph Khan, the sole owner and principal of MTT, pursuant to which Jackson Rivers Technologies purchased all of the assets of MTT which were related to MTT's business of software development and the licensing to sell the software. (the "Acquisition"). The Registrant intends to use the assets purchased in the Acquisition to expand the Registrant's customer base and product offerings. In consideration of the transfer of the assets by MTT to Jackson Rivers Technologies, the Registrant agreed to transfer to Joseph Khan, the sole owner of MTT, 20,000,000 shares of the Registrant's common stock once such shares became available after the Registrant increases its authorized shares of common stock. The amount of consideration was determined following negotiations between the Registrant and Joseph Khan and is set forth in the LLC Interest Purchase Agreement, attached as an exhibit to this Current Report on Form 8 K/A.

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (a)     Financial  statements  of  business  acquired.

     As the acquired assets do not meet the minimum significance tests under Regulation S X, financial statements regarding the acquired assets are not required to be provided.


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     (b)     Pro  forma  financial  information.

     As the acquired assets do not meet the minimum significance tests under Regulation S X, pro forma financial information regarding the acquired assets is not required to be provided.

     (c)     Exhibits.
             --------

     The  following  exhibits  are  filed  herewith:

EXHIBIT NO.                    IDENTIFICATION OF EXHIBIT
-----------                    -------------------------

    2.1 Amended LLC Interest Purchase Agreement between the Registrant, Jackson Rivers Technologies, Inc., Multitrade Technologies,
             LLC and Joseph Khan, an individual, as the sole owner and principal of Multitrade Technologies, LLC.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 10, 2004.

                                       THE JACKSON RIVERS COMPANY


                                       By /s/Dennis Lauzon
                                         ---------------------------------------
                                         Dennis Lauzon, President


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